Exhibit 99.2
UNAUDITED PRO-FORMA FINANCIAL INFORMATION
The following Unaudited Pro-forma Condensed Consolidated Balance Sheet and Statement of Income gives effect to the sale of certain assets and transfer of certain liabilities of the due diligence division (“HCP”) of Hanover Capital Mortgage Holdings, Inc. and subsidiaries (the “Company”) to Terwin Acquisition I, LLC pursuant to the Asset Purchase Agreement dated January 12, 2007 (the “Sale Transaction”). This Sale Transaction represents the sale and discontinuance by the Company of its due diligence business.
The Unaudited Pro-forma Condensed Consolidated Balance Sheet as of September 30, 2006 has been prepared assuming the Sale Transaction occurred as of that date. The Unaudited Pro-forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2006 and year ended December 31, 2005 have been prepared assuming that the Sale Transaction occurred as of January 1, 2005.
The data contained in the column labeled “Historical” is derived from the Company’s historical Unaudited Consolidated Balance Sheet as of September 30, 2006 and Unaudited Consolidated Statement of Income for the nine month period ended September 30, 2006, and the Company’s historical audited Consolidated Statement of Income for the year ended December 31, 2005. The column labeled “HCP Segment” represents the income and expense categories of the HCP segment reported in the Company’s historical financial statements. The column labeled “Adjustments” represents revenue and expense cashflows of the HCP segment that are not eliminated through the Sale Transaction and other adjustments for intercompany revenues and expenses. All material adjustments required to reflect the Sale Transaction are set forth in the columns labeled “Pro-Forma Adjustments”.
The pro forma adjustments were based upon available information and certain assumptions as described in the notes to the Unaudited Pro-forma Condensed Consolidated Balance Sheet and Statement of Income that the Company’s management believes are reasonable under the circumstances. The pro-forma adjustments are based on the information available at the date of this filing.
The pro-forma data is for information purposes only and is not necessarily indicative of the results of future operations or future financial position of the Company or the actual results of operations or financial position that would have occurred had the Sale Transaction occurred as of the dates indicated above. The Unaudited Pro-forma Condensed Consolidated Balance Sheet and Statement of Income should be read in conjunction with the historical financial statements and related notes of the Company filed with the Securities and Exchange Commission.

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Hanover Capital Mortgage Holdings, Inc. and Subsidiaries
Unaudited Pro-Forma Condensed Consolidated Balance Sheet
(in thousands)

	September 30, 2006
	Historical	Pro-Forma
	As Reported	Adjustments		Pro-Forma
	a	b		a+b
ASSETS
Cash and cash equivalents	$19,670	$1,366	(1), (2)	$21,036
Receivable for securities sold	561	—		561
Accounts receivable	1,665	174	(3), (4)	1,839
Accrued interest receivable	1,613	(14	) (4)	1,599
Mortgage Loans	11,125	—		11,125
Mortgage securities	260,466	—		260,466
Other assets	14,260	(347	) (2)	13,913

	$309,360	$1,179		$310,539

LIABILITIES
Repurchase agreements	$190,663	$—		$190,663
Collateralized mortgage obligations	8,704	—		8,704
Accounts payable and other liabilities	5,473	952	(2), (4)	6,425
Liability to subsidiary trusts	41,239	—		41,239

	246,079	952		247,031

STOCKHOLDERS’ EQUITY
Common stock	83	—		83
Additional paid-in capital	102,741	—		102,741
Cumulative earnings	11,864	227	(5)	12,091
Cumulative distributions to stockholders	(53,697)	—		(53,697)
Accumulated other comprehensive income	2,290	—		2,290

	63,281	227		63,508

	$309,360	$1,179		$310,539

2.

Hanover Capital Mortgage Holdings, Inc. and Subsidiaries
Unaudited Pro-Forma Condensed Consolidated Statement of Income
(in thousands, except share and per share data)

	Nine Months Ended September 30, 2006
		Pro Forma Adjustments
	Historical	HCP Segment
	As Reported	As Reported	Adjustments	Net		Pro-Forma
	a	b	c	b+c = d		a-d
Revenues
Interest income	$17,510	$3	$(125)	$(122)	(6), (7), (8)	$17,632
Interest expense	10,004	125	(125)	—		10,004

Net interest income	7,506	(122)	—	(122)		7,628
Gain on sale of mortgage assets	834	—	—	—		834
Gain on mark to market of mortgage assets	206	—	—	—		206
Loss on freestanding derivatives	(1,857)	—	—	—		(1,857)
Due diligence fees	7,690	7,788	(98)	7,690	(6)	—
Reimbursed out-of-pocket expenses	1,200	1,200	—	1,200	(6)	—
Technology and loan brokering and advisory services	2,525	—	(17)	(17	) (7)	2,542
Other income (loss)	(38)	—	—	—		(38)

Total revenue	18,066	8,866	(115)	8,751		9,315

Expenses
Personnel	5,968	2,654	58	2,712	(6)	3,256
Subcontractors	4,160	4,155	5	4,160	(6)	—
Legal and professional	2,210	14	—	14	(6)	2,196
General and administrative	1,168	265	35	300	(6)	868
Depreciation and amortization	598	28	40	68	(6)	530
Occupancy	558	324	—	324	(6)	234
Technology	992	106	(67)	39	(6), (7)	953
Travel and entertainment	234	172	—	172	(6)	62
Out-of-pocket expenses reimbursed	1,200	1,200	—	1,200	(6)	—
Other	837	62	7	69	(6)	768
Shared services and corporate allocations	—	971	(971)	—		—

Total expenses	17,925	9,951	(893)	9,058		8,867

Operating income	141	(1,085)	778	(307)		448
Other	98	—	—	—		98

Net income	$239	$(1,085)	$778	$(307)		$546

Net income per common share:
Basic	$0.03	$(0.13)	$0.09	$(0.04)		$0.07

Diluted	$0.03	$(0.13)	$0.09	$(0.04)		$0.07

Weighted average number of common shares used in per share calculations:
Basic	8,391,317	8,391,317	8,391,317	8,391,317		8,391,317

Diluted	8,398,689	8,398,689	8,398,689	8,398,689		8,398,689

3.

Hanover Capital Mortgage Holdings, Inc. and Subsidiaries
Unaudited Pro-Forma Condensed Consolidated Statement of Income
(in thousands, except share and per share data)

	Year Ended December 31, 2005
		Pro Forma Adjustments
	Historical	HCP Segment
	As Reported	As Reported	Adjustments	Net		Pro-Forma
	a	b	c	b+c = d		a-d
Revenue
Interest income	$16,190	$13	$(119)	$(106	) (6), (7), (8)	$16,296
Interest expense and loan loss provision	8,310	106	(106)	—		8,310

Net interest income	7,880	(93)	(13)	(106)		7,986
Gain on sale of mortgage assets	4,515	—	—	—		4,515
Loss on mark to market of mortgage assets	(2,715)	—	—	—		(2,715)
Gain on freestanding derivatives	180	—	—	—		180
Due diligence fees	13,240	13,240	—	13,240	(6)	—
Reimbursed out-of-pocket expenses	2,636	2,630	—	2,630	(6)	6
Technology and loan brokering and advisory services	4,679	4	(26)	(22)	(7)	4,701
Other income	560	329	(365)	(36)	(6), (7)	596

Total revenue	30,975	16,110	(404)	15,706		15,269

Expenses
Personnel	10,039	3,516	32	3,548	(6)	6,491
Subcontractors	6,781	6,757	24	6,781	(6)	—
Legal and professional	2,876	320	(254)	66	(6)	2,810
General and administrative	1,844	616	(30)	586	(6), (7)	1,258
Depreciation and amortization	1,283	65	(2)	63	(6)	1,220
Occupancy	604	273	(16)	257	(6)	347
Technology	1,499	174	(250)	(76)	(6), (7)	1,575
Travel and entertainment	454	310	(15)	295	(6)	159
Out-of-pocket expenses reimbursed	2,636	2,630	—	2,630	(6)	6
Other	1,311	128	(4)	124	(6)	1,187
Shared services and corporate allocations	—	1,001	(1,001)	—		—

Total expenses	29,327	15,790	(1,516)	14,274		15,053

Operating income	1,648	320	1,112	1,432		216
Other	(282)	(166)	(6)	(172)	(6)	(110)

Net income	$1,366	$154	$1,106	$1,260		$106

Net income per common share:
Basic	$0.16	$0.02	$0.13	$0.15		$0.01

Diluted	$0.16	$0.02	$0.13	$0.15		$0.01

Weighted average number of common shares used in per share calculations:
Basic	8,443,744	8,443,744	8,443,744	8,443,744		8,443,744

Diluted	8,460,903	8,460,903	8,460,903	8,460,903		8,460,903

4.

Hanover Capital Mortgage Holdings, Inc. and Subsidiaries
Notes to Unaudited Pro-Forma Condensed Consolidated
Balance Sheet and Statement of Income
(1)	Reflects the receipt of the proceeds from the Sale Transaction, excluding $125,000 of funds held in escrow. The Funds held in escrow are payable, no later than March 31, 2007, after determination of the earnings of the due diligence business segment for the fourth quarter of 2006. The payment is subject to a possible reduction if predetermined earnings targets are not met. Management expects that the targets will be met and there will be no reduction in the amount received from escrow.

(2)	Reflects the assets sold and liabilities assumed by the Buyer.

(3)	Reflects the receivable for funds held in escrow.

(4)	Reflects various adjustments for transaction and severance costs arising from the Sale Transaction.

(5)	Reflects the gain on the sale transaction, reduced by other transaction and severance expenses arising from the Sale Transaction.

(6)	Reflects income and expenses of operations that were sold as part of the Sale Transaction.

(7)	Reflects adjustments for intercompany revenues and expenses that were previously eliminated in consolidation.

(8)	No adjustment has been made for potential additional interest income from the investment of the proceeds from the Sale Transaction and collection of the remaining receivables of the due diligence business.

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